CYBER HORNET TRUST

(formerly, ONEFUND Trust)

(the “Trust”)

CYBER HORNET S&P 500®

(formerly, ONEFUND S&P 500®)

(the “Fund”)

Supplement dated March 18, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

Each dated July 29, 2025, as previously supplemented

At a meeting held on March 11, 2026, the Board of Trustees of the Trust approved an Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and Cyber Hornet ETFs LLC (the “Adviser”), the Fund’s investment adviser.

Effective April 1, 2026, the Adviser will replace the Fund’s current fee and expense structure with a unitary fee. Under the unitary fee, the Adviser will take on a contractual obligation to pay all ordinary operating expenses of the Fund without any increase in the Adviser’s advisory fee. The Fund is currently obligated to pay these expenses, although the Adviser has entered into a voluntary expense waiver and reimbursement agreement that caps the Fund’s ordinary operating expenses at the same rate as the Adviser’s advisory fee. Under the unitary fee, the Adviser shall pay all of the expenses of the Fund, except for the fee payment under the Advisory Agreement between the Adviser and the Trust, expenses incurred pursuant to any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any; taxes or governmental fees; acquired fund fees and expenses, if any; brokerage commissions and other expenses of executing portfolio transactions; interest expenses; and litigation and potential litigation, and other extraordinary expenses.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE